SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2002

Greater Bay Bancorp
(Exact name of registrant as specified in its charter)

California	77-0387041
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification number)

Commission file number: 0-25034

2860 West Bayshore Road
Palo Alto, California 94303
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 813-8200

Item 5.    Other Events.

On September 17, 2002, Greater Bay Bancorp (the “Registrant”) issued a press release announcing that its President and Chief Executive Officer will participate in the RBC Capital Markets conference on September 19, 2002. The press release, included in this report as Exhibit 99.1, is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

Exhibits

99.1	Press Release dated September 17, 2002 re conference participation
99.2	Greater Bay Bancorp slide presentation for September 19, 2002 RBC Capital Markets conference

Item	9. Regulation FD Disclosure

The slide presentation included herein as Exhibit 99.2 is not filed but is furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greater Bay Bancorp (Registrant)

Dated: September 17, 2002	By:	/s/ Linda M. Iannone
Linda M. Iannone Senior Vice President and General Counsel

Exhibit Index

99.1	Press Release dated September 17, 2002 re conference participation
99.2	Greater Bay Bancorp slide presentation for September 19, 2002 RBC Capital Markets conference